NUMBER	S.Y. BANCORP, INC.	SHARES
NO.	LOUISVILLE, KENTUCKY
THIS CERTIFICATE IS TRANSFERABLE IN LOUISVILLE, KENTUCKY AND NEW YORK, NEW YORK	ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF KENTUCKY	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 785060 10 4

THIS CERTIFIES THAT
SPECIMEN
is the owner of

fully paid and non-assessable shares of common stock, no par value, of
S.Y. BANCORP, INC.

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney in writing, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ David P. Heintzman	S.Y. BANCORP, INC.	/s/ Nancy B. Davis
CORPORATE SEAL
CHAIRMAN AND CHIEF EXECUTIVE OFFICER	1988	EXECUTIVE VICE PRESIDENT
KENTUCKY

Countersigned and Registered
STOCK YARDS BANK & TRUST COMPANY
Transfer Agent and Registrar
BY
_________________________________________ Authorized Signature

S.Y. BANCORP, INC.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- TEN ENT- JT TEN-	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT-	________________ Custodian ____________ (Cust) (Minor) under Uniform Gifts to Minors Act _________________________________ (State)
		UNIF TRF MIN ACT-	_____________ Custodian (until age ______) (Cust) ________________ under Uniform Transfers (Minor) to Minors Act _________________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto ________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________

_________________________________________________________________________________________________

__________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

Notice:

_____________________________________________________________
The signature(s) to this Assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By __________________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution
(banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN S.Y. BANCORP, INC. (THE "COMPANY") AND THE RIGHTS AGENT THEREUNDER (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT), INCLUDING SUCH RIGHTS HELD BY A SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.